                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                                CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                      Date of Report:  July 19, 2000

                                POLYCOM, INC.
           (Exact Name of Registrant as Specified in its Charter)


      State of Delaware              000-27978                94-3128324
(State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                    Identification No.)


                              1565 Barber Lane
                         Milpitas, California 95035
             (Address of Principal Executive Office and Zip code)

                               (408) 526-9000
                    (Telephone Number, Including Area Code)

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                                POLYCOM, INC.
                                  FORM 8-K

ITEM 5.  OTHER EVENTS

     Polycom, Inc., a Delaware corporation, issued a press release dated July 19, 2000 (the "Press Release") reporting its operating results for the second quarter ending June 30, 2000.

     The Press Release is attached as Exhibit 99.1 to this Report on Form 8-K and is incorporated by reference herein. The foregoing summary of the Press Release is qualified in its entirety by reference to the Press Release.

     Any statements contained in the Press Release that are not historical facts are forward-looking statements. In particular, statements using the words "will," "plans," "expects," "believes," "anticipates," or like terms are by their nature predictions based upon current plans, expectations, estimates, and assumptions. These statements are subject to a number of risks and uncertainties that could significantly affect outcomes, which may differ materially from the expectations, estimates, or assumptions expressed in or implied by any such forward-looking statements. Specific risks applicable to such forward-looking statements include risks associated with the failure to conclude any proposed agreement and/or changing conditions in the marketplace. Other risks and uncertainties associated with the business of Polycom may be reviewed in Polycom's public filings on Form 10-Q and Form 10-K. Those documents are publicly on file with the U.S. Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

Exhibit No.                         Description
-----------      ---------------------------------------------------
   99.1          Press Release of Polycom, Inc. dated July 19, 2000.

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           POLYCOM, INC.


                                           By: /s/ Michael R. Kourey
                                               -------------------------------
                                               Michael R. Kourey
                                               Senior Vice President, Finance
                                               and Administration, Chief
                                               Financial Officer and Secretary

Date: July 24, 2000

                                   EXHIBIT INDEX

Exhibit No.                         Description
-----------      ---------------------------------------------------
   99.1          Press Release of Polycom, Inc. dated July 19, 2000.